[LETTERHEAND OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]




                                February 9, 1999





The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio 43219



Re:      The Victory Portfolios
File Nos. 33-8892;811-4582



Dear Ladies and Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                        Very truly yours,
                                        /s/ Kramer Levin Naftalis & Frankel LLP